Shareholder's Equity	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Shareholder's Equity
24.	SHAREHOLDER’S EQUITY

24.1    Capital Stock

As of December 31, 2020, the capital stock is R$ 12,377,999, consisting of 1,375,158,636 registered common shares, with no par value (R$ 1,485,436,464, composed by 865,659,942 on December 31, 2019).

24.2    Policy for dividends and interest on equity distribution

The shareholders are entitled to receive every year a mandatory minimum dividend of 30% of net income, considering principally the following adjustments:

➢	Increase in the amounts resulting from the reversal, in the period, of previously recognized reserves for contingencies.
➢	Decrease in the amounts intended for the recognition, in the period, of the legal reserve and reserve for contingencies.
➢	Whenever the amount of the minimum mandatory dividend exceeds the realized portion of net income for the year, management may propose, and the General Meeting approves, allocate the excess to the constitution of the unrealized profit reserve (article 197 of Law 6,404/76).

The Board of Directors may pay or credit interest on equity in accordance with applicable law.

24.3    Treasury shares

As of December 31, 2020, the “Treasury shares” has the following composition:

	Number of shares	Amount R$ (thousands)	Average price per share - R$
Balance as of December 31, 2019	-	-	-
Used	(1,102,001)	(52,849)	47.53
Acquisition	1,418,702	64,516	45.48
Balance as of December 31, 2020	316,701	11,667	38.04

The minimum and maximum cost of the balance of treasury shares on December 31, 2020 and 2019 are R$ 25.00 and R$ 49.71, respectively.

24.4    Capital reserve

The acquisition of the subsidiary Avon resulted in the issuance of Natura &Co shares for the total subscription amount of R$ 13,274,894. Of this amount, R$ 3,397,746 were allocated to the share capital account and the remainder amount of R$ 9,877,148 were allocated to the Company’s capital reserve. This incorporation of shares was approved at the Company’s Board of Directors meeting held on January 3, 2020.

The approval of the capital increase of R$ 2,000,000, approved on June 30, 2020, allocated the amount R$ 1,118 to the capital reserve.

The capital reserve had decreased of R$ 147,592, due to the allocation to the profit reserve and an increase of R$ 58,496, due to the effects of IAS 29 - Accounting in Hyperinflationary Economics, and an increase of R$ 52,041 referring to the changes of the stock option and restricted share plans.

The capital reserve as at December 31, 2020 is R$ 11,052,470 (R$ 999,931 as at December 31, 2019).

24.5    Profit reserve

As of December 31, 2020, the profit reserve increased by R$ 155,884, of which (i) R$ 8,292 were due to effects of IAS 29, applied to balances up to December 31, 2020, and (ii) R$ 147,592 due to the reclassification of capital reserve.

The profit reserve Balance as of December 31, 2020 amounted to R$ 6,864 (R$ 1,428 on December 31, 2019).

24.6    Equity valuation adjustment – Other comprehensive income

The Company recognizes in this equity item the exchange rate variation effect from investments in foreign subsidiaries, including exchange rate variations in a hyperinflationary economy, actuarial gains and losses arising from the employee benefit plan, and the effect from cash flow hedge operations. For exchange rate variation, the accumulated effect will be reversed to the statement of income as a gain or loss only in the event of disposal or write-off of the investment. For actuarial losses and gains, the amounts will be recognized when the actuarial liability is remeasured. The cash flow hedge transactions are transferred to the statement of income in case an ineffective portion is identified or when the hedge relationship is terminated.